UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 30, 2006
COOPER TIRE & RUBBER COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	1-04329	34-4297750

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

701 Lima Avenue, Findlay, Ohio		45840

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code:      (419) 423-1321
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2

Item 1.01. Entry into a Material Definitive Agreement.
     On August 30, 2006, Cooper Tire & Rubber Company, a Delaware corporation (the “Company”), established a $175 million accounts receivable securitization facility. Pursuant to a Purchase and Sale Agreement, dated as of August 30, 2006 (the “Purchase and Sale Agreement”), by and among the Company, Oliver Rubber Company, a California corporation and wholly-owned subsidiary of the Company (“Oliver”), and Cooper Receivables LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“CRLLC”), the Company will sell certain of its and Oliver’s domestic trade receivables, on a continuous basis, to CRLLC in exchange for cash or a short-term note. In turn, CRLLC intends to sell from time to time senior undivided ownership interests in the purchased trade receivables, without recourse, to PNC Bank, National Association pursuant to a Receivables Purchase Agreement, dated as of August 30, 2006 (the “Receivables Purchase Agreement”), for the benefit of the purchasers named in such Receivables Purchase Agreement. The beneficial owners of these senior undivided ownership interests will receive payment of collections received on the purchased trade receivables, less certain fees and discounts, according to their respective ownership interests. The Company will act as the servicer of the purchased trade receivables, and will be compensated for doing so on terms generally consistent with what would be charged by an unrelated servicer. The accounts receivable securitization facility expires in August 2009. At the present time, no receivables have been sold to CRLLC.
     The summary of the accounts receivable securitization facility described above is qualified in its entirety by reference to the Purchase and Sale Agreement and the Receivables Purchase Agreement attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Description

10.1	Purchase and Sale Agreement, dated as of August 30, 2006, by and among Cooper Tire & Rubber Company, Oliver Rubber Company and Cooper Receivables LLC

10.2	Receivables Purchase Agreement, dated as of August 30, 2006, by and among Cooper Receivables LLC, Cooper Tire & Rubber Company, PNC Bank, National Association, and the various purchaser groups from time to time party thereto

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPER TIRE & RUBBER COMPANY

By:	/s/ James E. Kline

Name:	James E. Kline
Title:	Vice President, General Counsel and Secretary
Date: August 31, 2006

EXHIBIT INDEX

Exhibit Number	Description

10.1	Purchase and Sale Agreement, dated as of August 30, 2006, by and among Cooper Tire & Rubber Company, Oliver Rubber Company and Cooper Receivables LLC

10.2	Receivables Purchase Agreement, dated as of August 30, 2006, by and among Cooper Receivables LLC, Cooper Tire & Rubber Company, PNC Bank, National Association, and the various purchaser groups from time to time party thereto